EXHIBIT 99.2

FINANCIAL STATEMENTS

Financial Guaranty Insurance Company

June 30, 2004

                     Financial Guaranty Insurance Company

                             Financial Statements


                                 June 30, 2004




                                   Contents



Balance Sheets at June 30, 2004 (Unaudited) and December 31, 2003....................................    1
Statements of Income for the Three Months and Six Months Ended June 30, 2004
   and 2003 (Unaudited)..............................................................................    2
Statements of Cash Flows for the Six Months Ended June 30, 2004
   and 2003 (Unaudited)..............................................................................    3
Notes to Financial Statements (Unaudited)............................................................    4


                    Financial Guaranty Insurance Company

                                Balance Sheets

               (Dollars in thousands, except per share amounts)


                                                                                     Successor
                                                                       --------------------------------------
                                                                            June 30          December 31
                                                                              2004              2003
                                                                       --------------------------------------
                                                                          (Unaudited)
Assets
Fixed maturity securities, available for sale, at fair value
   (amortized cost of $2,758,154 in 2004 and $2,688,459 in 2003)          $   2,686,439     $   2,691,922
Short-term investments, at cost, which approximates fair value                   94,171            14,377
                                                                       --------------------------------------
Total investments                                                             2,780,610         2,706,299
Cash                                                                            115,199            78,645
Accrued investment income                                                        32,694            32,803
Receivable for securities sold                                                        -               170
Reinsurance recoverable on losses                                                 5,934             8,065
Other reinsurance receivables                                                         -             5,295
Deferred policy acquisition costs                                                18,890             2,921
Receivable from related parties                                                      90             9,759
Property and equipment, net of accumulated depreciation of $12 in 2004              102                 -
Prepaid reinsurance premiums                                                    118,298           123,768
Prepaid expenses and other assets                                                 6,792             6,058
Current federal income taxes receivable                                               -               126
Deferred federal income taxes receivable                                             99                 -
                                                                       --------------------------------------
Total assets                                                              $   3,078,708     $   2,973,909
                                                                       ======================================

Liabilities and stockholder's equity Liabilities:
   Unearned premiums                                                      $     988,352     $     918,882
   Losses and loss adjustment expenses                                           37,347            40,467
   Ceded reinsurance payable                                                        656               114
   Accounts payable and accrued expenses                                         18,871            19,238
   Obligations under capital lease                                                6,248             6,982
   Payable for securities purchased                                              11,006                 -
   Current federal income taxes payable                                           7,758                 -
   Deferred federal income taxes payable                                              -            18,862
                                                                       --------------------------------------
Total liabilities                                                             1,070,238         1,004,545
                                                                       --------------------------------------

Stockholder's equity:
   Common stock, par value $1,500 per share; 10,000 shares authorized,
     issued and outstanding                                                      15,000            15,000
   Additional paid-in capital                                                 1,857,772         1,857,772
   Accumulated other comprehensive (loss) income, net of tax                    (45,533)            2,059
   Retained earnings                                                            181,231            94,533
                                                                       --------------------------------------
Total stockholder's equity                                                    2,008,470         1,969,364
                                                                       --------------------------------------
Total liabilities and stockholder's equity                                $   3,078,708     $   2,973,909
                                                                       ======================================


See accompanying notes to unaudited interim financial statements.


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                     Financial Guaranty Insurance Company

                             Statements of Income
                                  (Unaudited)

                            (Dollars in thousands)


                                                             Successor         Predecessor       Successor        Predecessor
                                                          ----------------  ----------------  ---------------  -----------------
                                                                  Three months ended                  Six months ended
                                                                       June 30                            June 30
                                                                2004              2003             2004              2003
                                                          ----------------------------------------------------------------------
Revenues:
   Gross premiums written                                   $     106,457     $      93,483    $     162,851     $     141,941
   Ceded premiums written                                            (812)            3,962           (3,559)            4,025
                                                          ----------------------------------------------------------------------
   Net premiums written                                           105,645            97,445          159,292           145,966
   Increase in net unearned premiums                              (52,494)          (55,043)         (74,939)          (69,638)
                                                          ----------------------------------------------------------------------
   Net premiums earned                                             53,151            42,402           84,353            76,328

   Net investment income                                           23,360            30,127           46,031            59,978
   Net realized (losses) gains                                       (749)              404              778            30,382
   Other income                                                       240                57              557                57
                                                          ----------------------------------------------------------------------
Total revenues                                                     76,002            72,990          131,719           166,745
                                                          ----------------------------------------------------------------------

Expenses:
   Losses and loss adjustment expenses                             (1,070)            6,429             (406)            3,729
   Underwriting expenses                                           21,435            16,109           35,802            30,672
   Policy acquisition cost deferred                                (8,630)           (8,827)         (16,311)          (14,804)
   Amortization of deferred policy acquisition costs                  184             4,325              342             8,602
                                                          ----------------------------------------------------------------------
Total expenses                                                     11,919            18,036           19,427            28,199
                                                          ----------------------------------------------------------------------

Income before income taxes                                         64,083            54,954          112,292           138,546
Federal income tax expense                                         15,690            12,672           25,594            32,497
                                                          ----------------------------------------------------------------------
Net income                                                  $      48,393     $      42,282    $      86,698     $     106,049
                                                          ======================================================================



See accompanying notes to unaudited interim financial statements.

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                     Financial Guaranty Insurance Company

                           Statements of Cash Flows
                                  (Unaudited)

                            (Dollars in thousands)

                                                                        Successor           Predecessor
                                                                     -----------------  -------------------
                                                                               Six months ended
                                                                                    June 30
                                                                            2004               2003
                                                                     --------------------------------------
Operating activities
Net income                                                              $      86,698      $    106,049
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Amortization of deferred policy acquisition costs                            342             8,602
     Policy acquisition costs deferred                                        (16,311)          (14,804)
     Depreciation of property and equipment                                        12                 4
     Amortization of fixed maturity securities                                 16,506            10,050
     Net realized gains on investments                                           (778)          (30,382)
     Provision for deferred income taxes                                        6,823            (1,218)
     Change in accrued investment income, prepaid expenses and
       other assets                                                              (625)            2,930
     Change in receivable from related parties                                  9,669                 -
     Change in other reinsurance receivables                                    5,295                 -
     Change in reinsurance recoverable on losses                                2,131            (1,107)
     Change in prepaid reinsurance premiums                                     5,470            12,917
     Change in current federal income tax receivable                              126                 -
     Change in unearned premiums                                               69,470            56,721
     Change in losses and loss adjustment expenses                             (3,120)            4,309
     Change in ceded reinsurance payable and accounts payable and
       accrued expenses                                                           175            (4,696)
     Change in current federal income taxes payable                             7,758            (7,016)
                                                                     --------------------------------------
Net cash provided by operating activities                                     189,641           142,359
                                                                     --------------------------------------
Investing activities
Sales and maturities of fixed maturity securities                             161,637           798,879
Purchases of fixed maturity securities                                       (246,106)         (848,932)
Purchases, sales and maturities of short-term investments                     (79,794)          (99,694)
Receivable for securities sold, net of payable for
   securities purchased                                                        11,176             9,078
                                                                     --------------------------------------
Net cash used in investing activities                                        (153,087)         (140,669)
                                                                     --------------------------------------

Net increase in cash                                                           36,554             1,690
Cash at beginning of period                                                    78,645             7,260
                                                                     --------------------------------------
Cash at end of period                                                   $     115,199      $      8,950
                                                                     ======================================


See accompanying notes to unaudited interim financial statements.


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                     Financial Guaranty Insurance Company

                         Notes to Financial Statements
                                  (Unaudited)

                                 June 30, 2004
                            (Dollars in thousands)


1. Basis of Presentation

Financial Guaranty Insurance Company (the "Company") is a wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Parent was a wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Company is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of the Blackstone Group L.P. ("Blackstone"), affiliates of the Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P. ("CIVC"), collectively the "Investor Group", completed the acquisition (the "Transaction") of FGIC Corporation from a subsidiary of GE Capital in a transaction valued at approximately $2,200,000. At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. The bridge loan originally was to mature on December 16, 2004; however, the bridge loan was repaid with the proceeds of the Senior Notes issued on January 12, 2004. In addition, FGIC Corporation paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Convertible Preferred Stock (the "Senior Preferred Shares") with an aggregate liquidation preference of $234,600 and approximately 5% of FGIC Corporation's common stock. PMI is the largest stockholder of FGIC Corporation, owning approximately 42% of its common stock at December 31, 2003. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of FGIC Corporation's common stock, respectively, at December 31, 2003.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring

                     Financial Guaranty Insurance Company

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


1. Basis of Presentation (continued)

accruals) considered necessary for fair presentation have been included. Operating results for the six-month period ended June 30, 2004 are not necessarily indicative of results that may be expected for the year ending December 31, 2004.

These unaudited interim financial statements should be read in conjunction with the financial statements and related notes included in the 2003 audited financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

As a result of the Transaction effective on December 18, 2003, the basis of the assets and liabilities has changed, which necessitates the presentation of Predecessor Company and the Successor Company columns in the Balance Sheets, Statements of Income and Cash Flows.

2. Income Taxes

The Company's effective federal corporate tax rate (22.8% and 23.5% for the six months ended June 30, 2004 and 2003, and 24.5% and 23.1% for the three months ended June 30, 2004 and 2003, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

3. Reinsurance

Net premiums earned are shown net of ceded premiums earned of $9,029 and $8,900, respectively, for the six months ended June 30, 2004 and 2003, and $6,372 and $4,000 for the three months ended June 30, 2004 and 2003, respectively.

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                     Financial Guaranty Insurance Company

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)

4. Comprehensive Income

Accumulated other comprehensive income (loss) of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments. The components of other comprehensive income (loss) for the six and three months ended June 30, 2004 and 2003 are as follows:

                                                                            Successor
                                                           ---------------------------------------------
                                                                  Six months ended June 30, 2004
                                                           ---------------------------------------------
                                                               Before                        Net of
                                                                Tax                           Tax
                                                               Amount          Tax           Amount
                                                           ---------------------------------------------

  Unrealized holding losses arising during the period         $ (74,105)      $25,937       $ (48,168)
  Less reclassification adjustment for losses realized
     in net income                                                 (778)          272            (506)
                                                           ---------------------------------------------
  Unrealized losses on investments                              (74,883)       26,209         (48,674)
  Foreign currency translation adjustment                         1,665          (583)          1,082
                                                           ---------------------------------------------
  Total other comprehensive loss                              $ (73,218)      $25,626       $ (47,592)
                                                           =============================================

                                                                            Successor
                                                           ---------------------------------------------
                                                                 Three months ended June 30, 2004
                                                           ---------------------------------------------
                                                               Before                        Net of
                                                                Tax                           Tax
                                                               Amount          Tax           Amount
                                                           ---------------------------------------------

  Unrealized holding losses arising during the period         $ (92,626)      $32,419       $ (60,207)
  Less reclassification adjustment for gains realized
     in net income                                                  749          (262)            487
                                                           ---------------------------------------------
  Unrealized losses on investments                              (91,877)       32,157         (59,720)
  Foreign currency translation adjustment                          (849)          297            (552)
                                                           ---------------------------------------------
  Total other comprehensive loss                              $ (92,726)   $   32,454       $ (60,272)
                                                           =============================================


                     Financial Guaranty Insurance Company

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)


4. Comprehensive Income (continued)

                                                                           Predecessor
                                                           ---------------------------------------------
                                                                  Six months ended June 30, 2003
                                                           ---------------------------------------------
                                                               Before                        Net of
                                                                Tax                            Tax
                                                               Amount           Tax          Amount
                                                           ---------------------------------------------

  Unrealized holding gains arising during the period          $  78,151    $  (27,363)       $  50,798
  Less reclassification adjustment for gains realized
     in net income                                              (30,382)       10,634          (19,748)
                                                           ---------------------------------------------
  Unrealized gains on investments                                47,769       (16,719)          31,050
  Foreign currency translation adjustment                         3,146        (1,101)           2,045
                                                           ---------------------------------------------
  Total other comprehensive income                            $  50,915    $  (17,820)       $  33,095
                                                           =============================================

                                                                           Predecessor
                                                           ---------------------------------------------
                                                                 Three months ended June 30, 2003
                                                           ---------------------------------------------
                                                               Before                         Net of
                                                                Tax                            Tax
                                                               Amount           Tax           Amount
                                                           ---------------------------------------------

  Unrealized holding gains arising during the period          $  99,303    $  (34,756)        $  64,547
  Less reclassification adjustment for gains realized
     in net income                                                 (408)          143              (265)
                                                           ---------------------------------------------
  Unrealized gains on investments                                98,895       (34,613)           64,282
  Foreign currency translation adjustment                          (219)           77              (142)
                                                           ---------------------------------------------
  Total other comprehensive income                            $  98,676    $  (34,536)        $  64,140
                                                           =============================================

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                     Financial Guaranty Insurance Company

                         Notes to Financial Statements
                            (Unaudited) (continued)


                            (Dollars in thousands)



5. Variable Interest Entities

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"), which the Company adopted on July 1, 2003. FIN 46's consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. At June 30, 2004, the Company had approximately $906,000 of gross principal outstanding related to insurance contracts issued to commercial paper conduits--variable interest entities under FIN 46--which the Company does not believe requires consolidation but which requires disclosure. With respect to the remainder of the structured finance transactions insured, the Company has evaluated the transactions, but does not believe any such transactions require consolidation or disclosure under FIN 46.

6. Subsequent Events

On July 19, 2004, FGIC closed on its new $300,000 "Soft Capital" facility of "Money Market Committed Preferred Custodial Trust Securities ("CPS Securities"). This replaces the existing $300,000 "Soft Capital" facility previously provided by GE Capital. The CPS securities are structured in six separate and newly organized Delaware trusts, each trust will issue $50,000 in CPS Securities on a rolling 28 day auction rate basis. Proceeds from these securities are invested in high grade, short term securities (the "Eligible Assets") and held in the respective trust. To draw down these funds, which are available completely at the Company's discretion, the Company would exercise a put option against each trust, whereby it issues in perpetual preferred shares in FGIC to the holders of the securities in exchange for the Eligible Assets.





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